                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



                             February 4, 2000
          -------------------------------------------------------
             Date of Report (Date of earliest event reported)


                      INHALE THERAPEUTIC SYSTEMS, INC.
          -------------------------------------------------------
          (Exact name of registrant as specified in its charter)



                    Delaware                 023556             94-3134940
      -------------------------------  ------------------  -------------------
      (State or other jurisdiction of     (Commission       (I.R.S. Employer
      incorporation)                      File Number)      Identification No.)


                                       150 Industrial Road
                                       San Carlos, CA 94070
                            ----------------------------------------
                            (Address of principal executive offices)


                                          (650) 631-3100
                       ---------------------------------------------------
                      (Registrant's telephone number, including area code)



                         -------------------------------------------
                         (Former name, if changed since last report)

ITEM 5.  OTHER EVENTS

     On February 4, 2000, Inhale Therapeutic Systems, Inc. announced that it has entered into a purchase agreement providing for the sale to certain initial purchasers of $200 million aggregate principal amount of convertible subordinated notes ($230 million if the over-allotment option is exercised in full). A press release relating to this is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c) Exhibits

     99.1 Press Release dated February 4, 2000

                                      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INHALE THERAPEUTIC SYSTEMS, INC.



Dated:  February 4, 2000       By: /s/ Brigid A. Makes
                                  -------------------------------
                                  Brigid A. Makes
                                  Chief Financial Officer and Vice President of Finance and Administration